Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of December 5, 2003, among Cardima, Inc., a Delaware corporation (the “Company”), and the purchasers identified on the signature pages hereto (each a “Purchaser” and collectively the “Purchasers”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, shares of the Company’s Common Stock (as defined below) and certain Warrants (as defined below), as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Actual Subscription Amount” shall have the meaning ascribed to such term in Section 2.1.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“August 2003 Purchase Agreements” shall have the meaning ascribed to such term in Section 2.1.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Common Stock and the Warrants pursuant to Section 2.1.

“Closing Date” means the date of the Closing pursuant to Section 2.1 hereof.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, $0.001 par value per share, and any securities into which such common stock may hereafter be reclassified.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Pillsbury Winthrop LLP, counsel to the Company.

“Confidential Information” means all information concerning this Agreement (including, without limitation, in any exhibits or schedules hereto), the other Transaction Documents, the transactions contemplated hereby and thereby, other confidential information regarding the Company delivered to the Purchasers in connection with the transaction and any information provided in response to any notice requirement or other disclosure delivered pursuant to the Transaction Documents.

“Disclosure Schedule” means the Disclosure Schedule attached as Exhibit F hereto.

“Effective Date” means the date that the Registration Statement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Liens” means a lien, charge, security interest, encumbrance or other restriction.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Maximum Subscription Amount” shall have the meaning ascribed to such term in Section 2.1(a).

“Permitted Designee” means a designee of a Prior Qualified Purchaser (i) whose purchase of Securities hereunder pursuant to a Prior Qualified Purchaser’s participation right under Section 4.4 of the August 2003 Purchase Agreement complies with securities laws and (ii) which party is any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Prior Qualified Purchaser.

“Per Share Purchase Price” for the Closing shall equal the greater of (i) $0.87 and (ii) 80% of the average of the closing price of the Company’s Common Stock for the five trading days prior to the Closing Date per share, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” means, with respect to each Purchaser, any finder or placement agent that introduced such Purchaser to the Company.

“Prior Qualified Purchaser” shall have the meaning ascribed to such term in Section 2.1.

“Prior Purchase Agreements” shall have the meaning ascribed to such term in Section 3.1(s).

“Qualified Transferee” means any an Affiliate of a Purchaser who (i) receives Securities in a transaction not for value that complies with all applicable securities laws, (ii) signs an agreement with the Company in which such transferee agrees to be bound as a Purchaser hereunder and (iii) makes all representations of a Purchaser hereunder (including, without limitation, all representations contained in Section 3.2 hereof).

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the Closing Date, among the Company and each Purchaser, in the form of Exhibit A hereto.

“Rule 144,” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Documents” shall mean the SEC Reports, the press releases of the Company and registration statements of the Company filed with the Commission pursuant to the Securities Act (including any amendments thereto).

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Subscription Amount” means, as to each Purchaser the amounts set forth next to such Purchaser’s name on the Schedule of Purchasers set forth on Exhibit C hereto, in United States dollars and in immediately available funds.

“Subsidiary” shall have the meaning ascribed to such term in Section 3.1(a).

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

“Transaction Documents” means this Agreement, the Registration Rights Agreement, the Warrant and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Warrants” for each Closing means the Common Stock Purchase Warrants, in the form of Exhibit B, issuable to the Purchasers at Closing, which warrants (i) shall be exercisable six (6) months after the Closing Date, (ii) have an exercise price equal to 110% of the Per Share Purchase Price, (iii) have a term of exercise of four (4) years and (iv) be redeemable by the Company provided the average closing price of the Company’s Common Stock for any fifteen trading days prior to the notice of redemption is greater than or equal to 200% of the Per Share Purchase Price and the other conditions in relating to redemption contained in the Warrants are met.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1 Closings.

(a) Upon satisfaction of the conditions set forth in Section 2.2, the closing of the sale and purchase of Shares and Warrants under this Agreement (the “Closing”) shall occur at the offices of Company Counsel located at 50 Fremont Street, San Francisco, CA 94105, or at such other location as the parties shall mutually agree, on December 19, 2003 (the “Closing Date”). Subject to the terms and conditions of this Agreement, each Purchaser agrees, severally, to purchase (a) that number of Shares equal to such Purchaser’s Maximum Subscription Amount as set forth on the Schedule of Purchasers attached hereto as Exhibit C divided by the Per Share Purchase Price and (b) the Warrants as defined pursuant to Section 2.3. Such Purchaser further agrees to deliver to Placement Agent on the date of this Agreement the documents referenced in Section 2.2(b)(i) for delivery to the Company, subject to the Company’s right to refuse to allow such Purchaser to participate in the Closing, at or prior to the Closing Date. The Company and each Purchaser hereby agree that no more than an aggregate of 5,598,827 shares of Common Stock and Common Stock Equivalents shall be sold by the Company pursuant to the terms and conditions of this Agreement, including any shares of Common Stock issuable upon exercise of warrants issued to placement agents or finders receiving compensation in connection with this placement. The Purchasers acknowledge that pursuant to the terms of Section 4.4 of the Purchase Agreements from the Company’s August 2003 Private Placement (the “August 2003 Purchase Agreements”), certain Qualified Purchasers (as defined in the August 2003 Purchase Agreements and referenced herein as “Prior Qualified Purchasers”) have a right of participation with respect to the sale of any Securities under this Agreement, and the Company may be required to reduce such Purchaser’s Maximum Subscription Amount in order to comply with the participation rights of the Prior Qualified Purchasers. Each of the Purchasers and the Company agree that the Company may in its sole discretion accept or reject any such Purchaser’s offer to buy Shares hereunder. Each Purchaser further agrees that such Purchaser’s Maximum Subscription Amount may be reduced by the Company in its sole discretion or as required to permit the Prior Qualified Purchasers or the Permitted Designee of a Prior Qualified Purchaser, such designee to be deemed a “Prior Qualified Purchaser” for the purposes of the agreement, to exercise the Prior Qualified Purchaser’s rights of participation pursuant to the August 2003 Purchase Agreements. In addition, each Purchaser agrees that should the Company reduce the Maximum Subscription Amount to a lower aggregate purchase price or refuse to permit the Purchaser to participate (such amount the “Actual Subscription Amount”), such Purchaser hereby agrees that such Purchaser will at the Closing purchase (a) that number of Shares equal to such Purchaser’s Actual Subscription Amount as set forth on the Schedule of Purchasers attached hereto as Exhibit C (as such exhibit is amended by the Company pursuant to the sentence immediately following) divided by the Per Share Purchase Price and (b) the Warrants as defined pursuant to Section 2.3. The Company shall inform each Purchaser of such Actual Subscription Amount prior to the Closing, the Schedule of Purchasers shall be amended by the Company to reflect the Actual Subscription Amount selected for the Purchaser by the Company and the Purchaser shall promptly wire the Actual Subscription Amount to the Company so that such funds reach the Company on or prior to the Closing Date.

(b) The parties to this Agreement agree that in the event that any Prior Qualified Purchasers agree to purchase Shares in the Closing, the terms of that purchase shall be as set forth in this Agreement (except for provisions set forth in Section 2.1(a) hereof relating to the reduction of a Purchaser’s Maximum Subscription Amount to permit the participation of the Prior Qualified Purchasers) and such Prior Qualified Purchaser shall become a party to this Agreement and shall have the rights and obligations of a “Purchaser” hereunder upon (i) delivery to the Company of a countersigned copy of this Agreement, (ii) delivery to Placement Agent or its counsel the documents referenced in Section 2.2(b)(i) for delivery to the Company at or prior to the Closing Date, (iii) receipt by the Prior Qualified Purchaser of a copy of this Agreement signed by the Company and (iv) amendment of the Schedule of Purchasers by the Company to include the name of each participating Prior Qualified Purchaser and the Actual Subscription Amount approved by the Company for such Prior Qualified Purchaser. The Company shall inform each Prior Qualified Purchaser of its Actual Subscription Amount prior to the Closing and each Prior Qualified Purchaser agrees that such Prior Qualified Purchaser will at the Closing purchase (a) that number of Shares equal to such Prior Qualified Purchaser’s Actual Subscription Amount as set forth on the Schedule of Purchasers attached hereto as Exhibit C (as such exhibit is amended by the

Company) divided by the Per Share Purchase Price and (b) the Warrants as defined pursuant to Section 2.3. Each such Prior Qualified Purchaser agrees that upon such Prior Qualified Purchaser’s purchase of Securities in accordance with this Agreement, the Company has fulfilled its obligations to such Prior Qualified Purchaser under Section 4.4 of the August 2003 Purchase Agreements.

2.2 Closing Conditions.

(a) Conditions to Purchasers’ Obligations. The obligation of each Purchaser to purchase Shares at the Closing is subject to the fulfillment of the following conditions, any of which may be waived by the Purchaser:

(i) At the Closing, the Company shall deliver or cause to be delivered to the Purchaser each the following:

(1) this Agreement duly executed by the Company;

(2) a legal opinion of Company Counsel, in the form of Exhibit D hereto, addressed to the Purchasers;

(3) the Registration Rights Agreement duly executed by the Company.

(ii) All representations and warranties of the Company contained herein, as modified by the updated Disclosure Schedule (as defined in Section 3.1 hereof) delivered to the Purchasers on the Closing Date, shall remain true and correct in all material respects as of the Closing Date (other than representations and warranties made as of a specified date, which shall remain true and correct in all material respects as of such date).

(iii) As of the Closing Date, there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

(b) Conditions to Company’s Obligations. The obligation of the Company to sell and issue the Shares at the Closing is subject to the fulfillment to the satisfaction of the Company, at or prior to the Closing Date, of the following conditions, any of which may be waived by the Company:

(i) At the Closing, each of the Purchasers shall deliver or cause to be delivered to the Company the following:

(1) this Agreement (including all information to be provided by the Purchaser on the signature page hereto) duly executed by such Purchaser;

(2) such Purchaser’s Actual Subscription Amount as to such Closing by wire transfer to the account of the Company;

(3) the Registration Rights Agreement duly executed by such Purchaser; and

(4) a duly completed and executed Stock Certificate Questionnaire in the form of Exhibit E hereto.

(ii) All representations and warranties of the Purchaser contained herein shall remain true and correct in all material respects as of such Closing Date (other than representations and warranties made as of a specified date, which shall remain true and correct in all material respects as of such date).

(iii) As of such Closing Date, there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

(iv) As of the Closing Date, the Company shall have fulfilled all of its obligations under Section 4.4 of the August 2003 Purchase Agreements, including, without limitation, its notice obligations under that section, and not less than 5 Trading Days shall have elapsed since the date of such notice.

(v) The Company shall have issued a press release, filed a current Report on Form 8-K or otherwise notified the public of terms of this private placement to the extent deemed by it necessary to comply with applicable law.

(vi) The sale and issuance of the Securities shall be exempt from the registration and qualification requirements of the Securities Act and applicable state and international securities laws.

2.3 Post-Closing Deliverables. The Company will deliver to each Purchaser within 3 Trading Days of the Closing Date, (i) a certificate evidencing a number of Shares equal to such Purchaser’s Actual Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser and (ii) a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire up to the number of shares of Common Stock equal to 30% of the Shares to be issued to such Purchaser at the Closing hereto.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth or incorporated by reference in (i) the SEC Reports which qualify the representations and warranties in Sections 3.1(d), (t), (v), (w), (x), (z) or (aa) in their entirety, or (ii) the corresponding section of the Disclosure Schedule set forth as Exhibit F hereto, the Company hereby makes the following representations and warranties as of the date hereof to each Purchaser:

(a) Subsidiaries. The Company has no direct or indirect subsidiaries. The Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, “Liens”), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

(b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, assuming the valid execution and delivery thereof by the Purchasers, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ and contracting parties rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) with respect to the indemnification provisions set forth in this Agreement and the Registration Rights Agreement, as limited by public policy, and in each case (i), (ii), or (iii) regardless of whether enforceability is considered in a proceeding in equity or at law.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject

(including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (a) the filing with the Commission of the Registration Statement, the application(s) to the Nasdaq SmallCap Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, and applicable Blue Sky filings, (b) such as have already been obtained or such exemptive filings as are required to be made under applicable securities laws, (c) The Nasdaq Stock Market in connection with the Company’s listing agreement and The Nasdaq Stock Market Marketplace Rules and (d) such other filings as may be required following the Closing Date under the Securities Act, the Exchange Act and corporate law.

(f) Issuance of the Securities. The Securities are duly authorized and, the Shares and Warrant Shares, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(g) Capitalization. The capitalization of the Company is as described in the Company’s most recent periodic report filed with the Commission. The Company has not issued any capital stock since September 30, 2003 other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plan, pursuant to the conversion or exercise of outstanding Common Stock Equivalents and issuances in the Company’s ordinary course of business. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents, which right has not been complied with prior to the Closing. Except as a result of the purchase and sale of the Securities, stock options granted under the Company’s stock option plans, shares of Common Stock issuable to employees pursuant to the Company’s employee stock purchase plan, or set forth on the Disclosure Schedule or the SEC Reports, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports” and, together with the Disclosure Schedule to this Agreement, the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods covered (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes. Since September 30, 2003, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(j) Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) materially and adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.

Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

(l) Compliance. Except as disclosed in the SEC Reports, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. To the knowledge of the Company, any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

(o) Patents and Trademarks. To the knowledge of the Company and each Subsidiary (without having conducted a patent search), the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have or reasonably be expected to result in a Material Adverse Effect, other than intellectual property rights generally available on commercial terms from other sources (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. The Company has taken all steps reasonably required in accordance with sound business practice sound business judgment to establish and preserve its ownership of such Intellectual Property.

(p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Internal Accounting Controls. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Form 10-K or 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of a date within 90 days prior to the filing date of the Form 10-Q for the quarter ended September 30, 2003 (such date, the “Evaluation Date”). The Company presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(r) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due under any agreement or arrangement entered into by the Company in connection with the transactions contemplated by this Agreement.

(s) Private Placement. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 3.2, the accuracy of the representations and warranties made by the purchasers under the Stock and Warrant Purchase Agreements dated March 28, 2003, April 11, 2003, August 13, 2003, August 14, 2003 and August 18, 2003 (the “Prior Purchase Agreements”) and the accuracy of the representations of any placement agent or agents who introduced to the Company a purchaser who purchased securities under this Agreement or the Prior Purchase Agreements, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. To the Company’s knowledge, the issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(t) Investment Company. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(u) Registration Rights. Except as set forth on the Disclosure Schedule, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(v) Form S-3 Eligibility. Subject to the Company’s continued listing on The Nasdaq Stock Market, the Company is eligible to register the resale of its Common Stock by the Purchasers under Form S-3 promulgated under the Securities Act.

(w) Listing and Maintenance Requirements. Except as set forth in the Disclosure Schedule, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

(x) Application of Takeover Protections. To the Company’s knowledge, the Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(y) Disclosure. The Company confirms that the Company has not, as of the date of this Agreement, provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information, unless such

Purchaser has agreed to maintain the confidentiality of such material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company.

(z) No Integrated Offering. Neither the Company, nor any of its affiliates, nor, to the Company’s knowledge, any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company in a manner that violates Section 5 of the Securities Act.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority; Conflicts. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate action on the part of such Purchaser. Each Transaction Document to which it is party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms. The execution, delivery and performance by the Purchaser of this Purchase Agreement and compliance herewith and therewith will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, any provision of any mortgage, indenture, agreement, instrument, judgment, decree, order, law, rule or regulation or other restriction to which Purchaser is a party or by which it is bound, which violation, conflict, breach or default would have a material adverse effect upon the business or operations of the Purchaser, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Purchaser.

(b) Investment Intent. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is an “accredited investor” as defined in Rule 501(a) under the

Securities Act. The Purchaser was not formed for the specific purpose of acquiring the Securities. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. The Purchaser had access to the SEC Documents and has carefully reviewed the information contained therein, including, but not limited to, the section entitled “Factors Affecting Future Results.” The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

(e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Reliance by Company. The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration and qualification requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein or in the Registration Rights Agreement in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

(g) No Legal, Tax or Investment Advice. The Purchaser understands that nothing in the Purchase Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(h) Risk and Suitability. The Purchaser acknowledges and realizes that Purchaser’s purchase of the Securities involves a high degree of risk and the Purchaser could lose a substantial portion or all of its investment in the Securities. Such Purchaser is able to bear the economic risk of an investment in the Shares and Warrants and, at the present time, is able to afford a complete loss of such investment. In addition, the Purchaser has such knowledge and experience in business and financial matters, including without limitation, investment in technology and biotechnology companies, as will enable the Purchaser to fend for itself, bear the economic risk of its investment and evaluate the merits and risks of an investment in the Securities and to make an informed investment decision, and has so evaluated the merits and risks of such investment. The Purchaser understands that the Company anticipates, based on currently proposed plans and assumptions relating to its operations, that the proceeds of this Offering will provide sufficient working capital to meet the Company’s needs in the near term. In the event that the Company’s plans change or its assumptions change or prove to be inaccurate, the Company would be required to seek additional financing sooner than anticipated. There can be no assurance that the Company will achieve cash flow from operations sufficient to satisfy its working capital requirements, or at all, or that additional financing will be available to the Company on commercially reasonable terms, or at all. Each Purchaser acknowledges and agrees that the Company does not make and has not made any representations and warranties with respect to the transactions contemplated hereby other than those set forth in Section 3.1 hereof.

(i) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(j) Residency. Such Purchaser is a resident of (or, if an entity, has its principal place of business in) the jurisdiction set forth beside such Purchaser’s name on the signature pages hereto.

(k) Investment Representations and Covenants. Each Purchaser has completed or caused to be completed the Stock Certificate Questionnaire attached hereto as Exhibit E.

(l) Continued Listing. Each Purchaser understands that there is no assurance that the Company will satisfy the criteria for continued quotation of the Common Stock on The Nasdaq SmallCap Market.

(m) Requirements of Foreign Jurisdictions. The Purchaser acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States where action for that purpose is required. Each Purchaser outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense. The Placement Agent is not authorized to make any representation or use any information in connection with the issue, placement, purchase and sale of the Shares.

(n) Non-Affiliate Status. Such Purchaser is not an affiliate (as such term is defined in Rule 12(b)(ii) under the Exchange Act) of any director or officer of the Company for purposes of Rule 4350(i)(1)(A) of the NASD, Inc. Marketplace Rules.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to a sale under an effective registration statement, to the Company or to a Qualified Transferee, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any transferee shall agree in writing to be bound by the terms of this Agreement and upon such agreement shall have the obligations and rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend (in addition to any other legends required under applicable securities laws) on any of the Securities in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

(c) Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (ii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company agrees that at such time as such legend is no longer required under this Section 4.1(c), it will, no later than seven Trading Days following the delivery by a Purchaser to the Company or (with concurrent notice to the Company) the Company’s transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (together with any documentation required in the Company’s reasonable judgment to establish the facts permitting the removal of legends hereunder) (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section (except as expressly provided in the Registration Statement or the Registration Rights Agreement or required by applicable securities laws).

4.2 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such holder of Securities, the Company shall deliver to such holder a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.3 Integration. The Company shall not for a period of six (6) months following the Closing Date sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security unless, in the Company’s reasonable judgment in consultation with its counsel, such offer and sale (i) would not be integrated with the offer or sale of the Securities in a manner that would require the registration under Section 5 of the Securities Act of the Offering and (ii) would not be integrated with the offer or sale of the Securities in violation of the rules and regulations of any Trading Market, except for such offers or sales which would be deemed to have been authorized by the Company’s stockholders on June 19, 2003.

4.4 Securities Laws Disclosure; Publicity. The Company shall, within 5 Trading Days of the Closing Date, issue a press release or file a Current Report on Form 8-K, disclosing the consummation of the transactions contemplated hereby and make such other filings and notices in the manner and time required by the Commission. The Purchaser will not make any public announcement regarding the transactions contemplated hereby absent the prior written consent of the Company. The Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement, (ii) to the extent such disclosure is required by law or Trading Market regulations and (iii) for any notices provided by the Company to the Prior Qualified Purchasers pursuant to the August 2003 Purchase Agreements.

4.5 Shareholders Rights Plan. To the Company’s knowledge without investigation, no claim with respect to the securities being acquired by the Purchasers under this Agreement will be made or enforced by the Company that any Purchaser is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers. The foregoing covenant shall apply only to those securities acquired by a Purchaser or its affiliates under this Agreement, and not to any securities of the Company held or subsequently acquired by a Purchaser or any affiliate thereof.

4.6 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have agreed, pursuant to Section 4.12 hereof or otherwise, to maintain the confidentiality and limit the use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.7 Use of Proceeds. Except as set forth on Schedule 4.7 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital and general corporate purposes.

4.8 Reservation of Common Stock. As of the date hereof, the Company has reserved, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

4.9 Listing of Common Stock. The Company hereby agrees to use its reasonable best efforts to maintain the listing of the Common Stock on the Nasdaq SmallCap Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list the applicable Shares and Warrant Shares on the Nasdaq SmallCap Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares and the Warrant Shares, and will take such other action as is necessary to cause the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take commercially reasonable actions necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.10 Prospectus Delivery Requirements. Unless such sale is pursuant to an applicable exemption from the Securities Act, the Purchaser hereby covenants with the Company not to make any sale of the Shares or Warrant Shares without satisfying the prospectus delivery requirement under the Securities Act, and the Purchaser acknowledges and agrees that such Shares and Warrant Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer’s certificate executed by an officer of, or other authorized person designated by, the Purchaser, to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and the Rules and Regulations and any applicable state securities or blue sky laws and (B) the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment or supplement to the Registration Statement or such prospectus has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus.

4.11 Short Sale Prohibition. Purchaser hereby represents, covenants and agrees that Purchaser and its Affiliates did not and will not engage, directly or indirectly, in any short sale or third party short sales or hold a “put equivalent position” with respect to the Company’s Common Stock for a sixty (60) day period prior to the Closing Date. Notwithstanding the foregoing, in the event that the Purchaser is a Prior Qualified Purchaser, such Prior Qualified Purchaser hereby represents, covenants and agrees that Prior Qualified Purchaser and its Affiliates did not and will not engage, directly or indirectly, in any short sale or third party short sales or hold a “put equivalent position” with respect to the Company’s Common Stock between the date that such Prior Qualified Purchaser received notice of the terms of the Transaction Documents pursuant to Section 4.4 of the August 2003 Purchase Agreement and the Closing Date.

4.12 Confidentiality. Each Purchaser agrees with the Company to keep strictly confidential all Confidential Information. Each Purchaser understands that the Confidential Information is strictly confidential and proprietary to the Company and has been prepared, in large part, from the Company’s publicly available documents and other information and is being submitted to each Purchaser solely for such Purchaser’s confidential use. Each Purchaser hereby acknowledges that it is prohibited from reproducing and/or distributing the Confidential Information, or any other offering materials or other information provided by the Company in connection with such Purchaser’s consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents to third parties. Further, each Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and the Transaction Documents must be kept strictly confidential. Each Purchaser understands that United States Federal and state securities laws impose restrictions on trading based on information regarding the transactions contemplated by the Transaction Documents. In particular, each Purchaser hereby acknowledges that disclosure of information regarding the transaction contemplated in the Transaction Documents of the other Confidential Information may cause the Company to violate Regulation FD and agrees not to engage in any such unauthorized disclosure. The restrictions in this subsection shall survive until the earlier of (i) one (1) year after the Closing Date and (ii) such time as such Confidential Information is publicly disclosed by the Company. Notwithstanding anything to the contrary in the prior sentence, with respect to any Confidential Information disclosed to a Purchaser subsequent to the Closing Date in response to any notice requirement or other disclosure delivered pursuant to the Transaction Documents, the restrictions in this section shall survive until the earlier of (i) one hundred eighty (180) days after the disclosure of such information to the Purchaser and (ii) such time as such Confidential Information is publicly disclosed by the Company.

ARTICLE V.

MISCELLANEOUS

5.1 Fees and Expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and similar taxes and duties levied in connection with the sale of the Securities from the Company to the Purchasers.

5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4 Amendments; Waivers. Without the written consent of (i) the Company and (ii) the record holders of a majority the Shares issued to the Purchasers then outstanding that have not previously been sold or transferred by such Purchaser, the terms of the Purchase Agreement may not be waived or amended. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding anything to the contrary herein, the addition of a Prior Qualified Purchaser or a Permitted Designee as a party to this Agreement pursuant to Section 2.1 and any related revisions of the Schedule of Purchasers shall not require the consent of the Purchasers.

5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser; provided, however, no consent shall be required in connection with a merger, consolidation or sale of substantially all of the Company’s assets. Any Purchaser may assign all of its rights under this Agreement to any Person to whom such Purchaser assigns all of its Securities, provided such transferee is a Qualified Transferee. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided by this Agreement. Further, notwithstanding anything to the contrary in the Transaction Documents, the rights under such Transaction Documents shall not transfer to any subsequent purchaser of such Securities.

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of San Francisco. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of San Francisco, California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.9 Survival. The representations and warranties contained in Section 3.1 and 3.2 shall survive the Closing and the delivery and exercise of the Securities, as applicable for a period of one (1) year. The agreements and covenants contained herein and in the Transaction Documents shall survive the Closing, as to each Purchaser, until such Purchaser no longer holds any Securities (except for such provisions with a stated duration which will survive for such duration).

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through counsel to Placement Agent.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CARDIMA, INC.	Address for Notice:

By:	Cardima, Inc. 47266 Benicia Street Fremont, CA 94538 Attn: Barry Michaels Tel: (510) 354-0300 Fax: (510) 657-4476
Name:
Title:

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SIGNATURE PAGES FOR PURCHASERS FOLLOW]

Address for Notice:

Printed Name of Purchaser:

By:	Attn:

Name:	Tel:	( ) -

Title:	Fax:	( ) -

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